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                                                                    Exhibit 10.1
                                                                  EXECUTION COPY


                          AMBAC ASSURANCE CORPORATION,

                              LEHMAN BROTHERS INC.

                          J.P. MORGAN SECURITIES INC.

                       MORGAN STANLEY & CO. INCORPORATED

                                      and

                       PRUDENTIAL SECURITIES INCORPORATED

                           INDEMNIFICATION AGREEMENT

                       ADVANTA MORTGAGE LOAN TRUST 1997-4

                         Dated as of December 18, 1997
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                               TABLE OF CONTENTS

      (This Table of Contents is for convenience of reference only and shall not be deemed to be part of this Indemnity Agreement. All capitalized terms used in this Indemnity Agreement and not otherwise defined shall have the meanings set forth in Article I of this Indemnity Agreement.)

                                                                            Page
Section 1.  Defined Terms......................................................1
Section 2.  Other Definitional Provisions......................................1
Section 3.  Representations and Warranties of the Underwriters.................2
Section 4.  Representations and Warranties of the Insurer......................2
Section 5.  Indemnification....................................................3
Section 6.  Amendments, Etc. ..................................................5
Section 7.  Notices............................................................5
Section 8.  Severability.......................................................6
Section 9.  Governing Law......................................................6
Section 10. Counterparts.......................................................6
Section 11. Headings...........................................................6

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     INDEMNIFICATION AGREEMENT dated as of December 18, 1997 (the "Indemnity
Agreement"), by and among AMBAC ASSURANCE CORPORATION, as Insurer, and LEHMAN BROTHERS INC., J.P. MORGAN SECURITIES INC., MORGAN STANLEY & CO. INCORPORATED and PRUDENTIAL SECURITIES INCORPORATED (the "Underwriters").

     Section 1. Defined Terms. Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement, the Insurance Agreement or the Policy. For purposes of this Indemnity Agreement, the following terms shall have the following meanings:

     "Insurance Agreement" means the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time) dated as of December 18, 1997 by and among the Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, the Insurer and the Trust, as Issuer.

     "Insurer" means Ambac Assurance Corporation, or any successor thereto, as issuer of the Policy.

     "Insurer Information" has the meaning given such term in Section 4.

     "Offering Document" means the Prospectus Supplement, dated December 4, 1997, in respect of the Certificates, and any amendment or supplement thereto, and any other offering document in respect of the Certificates that makes reference to the Policy.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of December 1, 1997, relating to the Advanta Mortgage Loan Asset-Backed Certificates, Series 1997-4, by and among the Sponsor, the Master Servicer and the Trustee (as may be amended, modified or supplemented from time to time as set forth therein).

     "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Underwriters" means Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Prudential Securities Incorporated, severally.

     "Underwriter's Information" has the meaning given such term in Section 3.

     Section 2. Other Definitional Provisions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indemnity Agreement shall refer to this Indemnity Agreement as a whole and not to any particular provision of this Indemnity Agreement, and Section, subsection, Schedule and Exhibit references are to this Indemnity Agreement unless
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otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation."

     Section 3. Representations and Warranties of the Underwriters. Each Underwriter severally represent and warrant as of the Closing Date as follows.

          (a) Compliance With Laws. Such Underwriter will comply in all material respects with all legal requirements in connection with offers and sales of the Certificates and will make such offers and sales in the manner to be provided in the Offering Document.

          (b) Offering Document. Such Underwriter will not use, or distribute to other broker-dealers for use, any Offering Document in connection with the offer and sale of the Certificates unless such Offering Document includes such information relating to the Insurer as has been furnished by the Insurer for inclusion therein and has been approved by the Insurer.

          (c) Underwriter's Information. All material provided by such Underwriter for inclusion in the Offering Document (as revised from time to time), shall be true and correct in all material respects, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information (collectively, the "Underwriter's Information"): the information regarding such Underwriter contained under the heading "Underwriting" in the Offering Document.

     Section 4. Representations and Warranties of the Insurer. The Insurer represents and warrants to each Underwriter as follows:

          (a) Organization and Licensing. The Insurer is a duly organized and licensed and validly existing Wisconsin stock insurance company duly qualified to conduct an insurance business in the State of New York.

          (b) Corporate Power. The Insurer has the corporate power and authority to issue the Policy and executes this Indemnity Agreement and to perform all of its obligations hereunder and thereunder.

          (c) Authorization; Approvals. Proceedings legally required for the issuance of the Policy and the execution, delivery and performance of this Indemnity Agreement have been taken and all material licenses, orders, consents or other authorizations or approvals of any governmental boards or bodies legally required for the enforceability of the Policy have been obtained; any proceedings not taken and any licenses, authorizations or approvals not obtained are not material to the enforceability of the Policy.

          (d) Enforceability. The Policy, when issued, and this Indemnity Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms, subject to insolvency, reorganization, moratorium, receivership
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and other similar laws affecting creditors' rights generally and by general principles of equity and subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein and herein, insofar as such provisions relate to indemnification for liabilities arising under federal securities laws.

     (e) Financial Information. The balance sheet of the Insurer as of December 31, 1996 and the related statements of income, stockholder's equity and cash flows for the two fiscal years ended December 31, 1996, and the accompanying footnotes, together with an opinion thereon dated January 30, 1997, 1997 of KPMG Peat Marwick, independent certified public accountants, a copy of which is incorporated by reference in the Offering Document, fairly present in all material respects the financial condition of the Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied. The balance sheets of the Insurer as of September 30, 1996 and September 30, 1997 fairly present in all material respects the financial condition of the Insurer as of such date in accordance with generally accepted accounting principles consistently applied. Since September 30, 1997, there has been no material change in such financial condition of the Insurer that would materially and adversely affect its ability to perform its obligations under the Policy.

     (f) Insurer Information. The information in the Offering Document as of the date hereof under the captions "THE CLASS A-8 AND CLASS A-9 INSURER" and "THE CLASS A-8 AND CLASS A-9 INSURANCE POLICY" (together, the "Insurer Information") is true and correct in all material respects and does not contain any untrue statement of a material fact.

     (g) Rating. The Insurer is not aware of any facts that if disclosed to Moody's or Standard & Poor's would be reasonably expected to result in a downgrade of the rating of the claims paying ability of the Insurer by either of such Rating Agencies.

     (h) No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, government agency, board or commission or any arbitrator which, if decided adversely, would result in a Material Adverse Change or would materially and adversely affect its ability to perform its obligations under the Policy or this Insurance Agreement.

     (i) 1933 Act Registration. The Policy is exempt from registration under the Act.

Section 5. Indemnification.

     (a) Each Underwriter hereby severally agrees to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands,

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damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading, contained in the Underwriter's Information or a breach of any of the representations and warranties of such Underwriter contained in Section 3.

     (b) The Insurer agrees to pay, and to protect, indemnify and save harmless, each Underwriter and its respective officers, directors, shareholders, employees, agents and each Person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or by reason of any untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading, contained in the Insurer Information or a breach of any of the representations and warranties of the Insurer contained in Section 4.

     (c) If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which the indemnity provided in this Section 5(a) or (b) may be sought from any Underwriter, on the one hand, or the Insurer, on the other (each, an "Indemnifying Party") hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more

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     than one separate firm of attorneys at any time for the Indemnified
     Parties, which firm shall be designated in writing by the Indemnified Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

          (d) To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand provided, that no Underwriter shall be liable for any amount in excess of (i) the excess of the sales prices of the Offered Certificates to the public over the prices paid therefor by the Underwriter over (ii) the aggregate amount of any damages which the Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim.

          The relative fault of each Indemnifying Party, on the one hand, and each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth within the control of, the Indemnifying Party or the Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

          No person guilty of fraudulent misrepresentation (within the meaning of Section (11)(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 6. Amendments, Etc. This Indemnity Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto.

     Section 7. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:
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          (a)  To the Insurer:

               Ambac Assurance Corporation
               One State Street Plaza
               New York, New York 10004

               Attention: Structured Finance Department - MBS
               Telecopy No.: 212-363-1459
               Confirmation: 212-668-0340

          (b)  To the Representative of the Underwriters:

               Lehman Brothers Inc.
               3 World Financial Center
               New York, New York 10260-0060

               Attention: Asset-Backed Securities

     A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

     Section 8. Severability. In the event that any provision of this Indemnity Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

     Section 9. Governing Law. This Indemnity Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 10. Counterparts. The Indemnity Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

     Section 11. Headings. The headings of Sections and the Table of Contents contained in this Indemnity Agreement are provided for convenience only. They form no part of this Indemnity Agreement and shall not affect its construction or interpretation.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties hereto have executed this Indemnification
Agreement, all as of the day and year first above mentioned.

                              AMBAC ASSURANCE CORPORATION,
                                as Insurer


                              By: /s/ Thomas J. Adams
                                  ---------------------------
                                  Name: Thomas J. Adams
                                  Title: Vice President


                              LEHMAN BROTHERS INC.
                              J.P. MORGAN SECURITIES INC.
                              MORGAN STANLEY & CO. INCORPORATED
                              PRUDENTIAL SECURITIES INCORPORATED


                              By: LEHMAN BROTHERS INC.,
                                  As Underwriter and as Representative for
                                  J.P. Morgan Securities Inc.
                                  Morgan Stanley & Co. Incorporated
                                  Prudential Securities Incorporated


                              By:
                                  ----------------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                        ----------------------------
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         IN WITNESS WHEREOF, the parties hereto have executed this
Indemnification Agreement, all as of the day and year first above mentioned.

                                    AMBAC ASSURANCE CORPORATION,
                                       as Insurer





                                    By:_________________________________________

                                       Name:____________________________________

                                       Title:___________________________________




                                    LEHMAN BROTHERS INC.
                                    J.P. MORGAN SECURITIES INC.
                                    MORGAN STANLEY & CO. INCORPORATED
                                    PRUDENTIAL SECURITIES INCORPORATED



                                    By: LEHMAN BROTHERS INC.,
                                        As Underwriter and as Representative for
                                        J.P. Morgan Securities Inc.
                                        Morgan Stanley & Co. Incorporated
                                        Prudential Securities Incorporated


                                    By: /s/ Sanir Tabet
                                        ----------------------------------------
                                        Name: Sanir Tabet
                                        Title: Senior Vice President